INCOME TAXES	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 11—INCOME TAXES

Cayman Islands

Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

United States and Foreign Income Taxes

United States and foreign income (loss) before income taxes and minority interest were as follows:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
United States	$6,647	$13,381	$(29,673)
Foreign	(10,591)	(8,939)	37,917
	$(3,944)	$4,442	$8,244

The components of the income tax expense (benefit) are summarized as follows:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Current
Federal	(984)	$—	$—
State	—	—	—
Foreign	150	$(890)	2,355
Total current income tax expense (benefit)	$(834)	$(890)	$2,355
Deferred
Federal	—	—	—
State	—	—	—
Foreign	803	512	(1,092)
Total deferred tax expense (benefit)	803	512	(1,092)
Total income tax expense (benefit)	$(31)	$(378)	$1,263

On December 22, 2017, the United States government enacted the Tax Cuts and Jobs Act, commonly referred to as the Tax Reform Act. The Tax Reform Act includes significant changes to the U.S. income tax system including but not limited to: a federal corporate rate reduction from 35% to 21%; limitations on the deductibility of interest expense and executive compensation; repeal of the Alternative Minimum Tax (“AMT”); full expensing provisions related to business assets; creation of new minimum taxes such as the base erosion anti-abuse tax (“BEAT”) and Global Intangible Low Taxed Income (“GILTI”) tax; and the transition of U.S. international taxation from a worldwide tax system to a modified territorial tax system, which will result in a one time U.S. tax liability on those earnings which have not previously been repatriated to the U.S. (the “Transition Tax”).  The provisional impacts for the tax year ending December 31, 2019 of this legislation are outlined below:

•

The Tax Reform Act also repealed the corporate AMT for tax years beginning on or after January 1, 2018 and provides for existing alternative minimum tax credit carryovers to be refunded beginning in 2018.  The Company has approximately $1 million in refundable credits. The Company claimed half million of the refundable credits in the 2018 tax year and the remaining half million of the refundable credits will be claimed in the 2019 tax year.

•

The Tax Reform Act creates a new requirement that GILTI income earned by foreign subsidiaries must be included currently in the gross income of the U.S. shareholder.  Under U.S. GAAP, the Company is permitted to make an accounting policy election to either treat taxes due on future inclusions in U.S. taxable income related to GILTI as a current period expense when incurred or to factor such amounts into the Company's measurement of its deferred taxes. The Company had zero GILTI inclusion and no GILTI tax liabilities due to the net tested loss from all the CFCs. As such, this provision does not have immediate impact on the Company.

Prior to the effectiveness of the Tax Act, the Company did not recognize a deferred tax liability related to un-remitted foreign earnings because such earnings were expected to be reinvested indefinitely. Because such earnings were previously subject to the one-time transition tax on foreign earnings, any taxes due with respect to such earnings would generally be limited to foreign and state taxes. As of December 31, 2019, the Company has not recognized a deferred tax liability related un-remitted foreign earnings, as it is intends to indefinitely reinvest these earnings and expects future US cash generation to be sufficient to meet future US cash needs.

As of December 31, 2019, the Company had gross unrecognized tax benefits of approximately $15.5 million and had certain deferred tax assets and the federal tax benefit of state income tax items totaling $15.0 million. Of the total $15.5 million gross unrecognized tax benefits, $0.5 million related to tax benefits that, if recognized, would impact the annual effective tax rate. The Company has reduced its unrecognized tax benefits by approximately $2.0 million during 2019 mainly due to statute of limitations expirations and rate change impact.

The Company’s policy is to recognize interest expense and penalties related to the above unrecognized tax benefits as a component of income tax expense. The Company had accrued interest and penalties of approximately $0.4 million as of December 31, 2019 and approximately $0.4 million as of December 31, 2018.

The Company is subject to taxation in the U.S. federal jurisdiction and various U.S. state and foreign jurisdictions. The Company is also under audit by the taxing authorities in China on a recurring basis. The material jurisdictions that the Company is subject to examination are in the United States and China. The Company’s tax years for 2010 through 2019 are still open for examination in China. The Company’s tax years for 2010 through 2019 are still open for examination in the United States.

ASC 740-10 establishes criteria for recognizing or continuing to recognize only more-likely-than-not tax positions, which may result in income tax expense volatility in future periods. While the Company believes that it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the Company’s accrued position. Accordingly, additional provisions on income tax related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.

A summary of the Company’s unrecognized tax benefits is as follows:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Beginning balance-gross unrecognized tax benefits (UTB’s)	$17,496	$18,728	$20,137
Lapse of statute of limitations	(291)	(1,232)	(1,409)
Rate change impact	(1,698)	—	—
Ending balance—UTB	15,507	17,496	18,728
UTB’s as a credit in deferred taxes	(12,905)	(14,604)	(14,604)
Federal benefit of state taxes	(2,062)	(2,063)	(2,063)
UTB’s that would impact the effective tax rate	$540	$829	$2,061

In establishing its deferred income tax assets and liabilities, the Company makes judgments and interpretations based on the enacted tax laws and published tax guidance applicable to its operations. The Company records deferred tax assets and liabilities and evaluates the need for valuation allowances to reduce the deferred tax assets to realizable amounts. The likelihood of a material change in the Company’s expected realization of these assets is dependent on future taxable income and its ability to use foreign tax credit carryforwards and carrybacks.

A summary of the components of net deferred tax assets is as follows:

	December 31,	December 31,
	2019	2018
	(in thousands)
Deferred Tax Assets
Allowance and reserves	$2,935	$(10,671)
Prepaid expense	95	28
Net operating loss carryforward	162,712	164,512
Tax credit carryforwards	5,660	32,958
Writedown/amortization of intangible assets and goodwill	15	241
Property, plant and equipment	4,147	3,500
Demo equipment income	4,588	4,439
Accrued warranties	25	(302)
Other	15,193	14,205
Total deferred tax assets	195,370	208,910
Deferred Tax Liabilities
Deferred revenue and customer advances, net	(157)	27
Total deferred tax liabilities	(157)	27
Total net deferred tax assets	195,213	208,937
Less: Valuation Allowance	(193,788)	(206,630)
Total net deferred tax assets	$ 1,425	$ 2,307

As of December 31, 2019, the Company’s U.S. federal net operating loss carryforwards were $562 million and expire in varying amounts between 2025 and 2034. As of December 31, 2019, state net operating loss carryforwards were $277 million and expire in varying amounts between 2020 and 2039. The Company has concluded that these federal and state net operating losses did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore provided a $134.6 million valuation allowance against the related deferred tax assets. In the event the tax benefits related to the valuation allowance are realized, an immaterial amount would be credited to paid-in capital. As of December 31, 2019, the Company also had net operating loss carryforwards (“NOLs”) in China of approximately $77.8 million. The China net operating loss carryforwards will expire in varying amounts between 2024 and 2029. The Company has also concluded that these China net operating losses did not meet the more likely than not standard and has therefore placed a $11.8 million valuation allowance against the related deferred tax assets. As of December 31, 2019, the Company had NOLs in countries other than the U.S. and China. These NOLs are approximately $97.8 million. The majority of the NOLs do not expire and can be carried forward indefinitely. However, the Company concluded majority of these losses did not meet the more likely than not standard and has therefore placed a valuation allowance of $16.4 million against the related deferred tax assets.

As of December 31, 2019, the Company has U.S. research and development credit carryforwards of $3.1 million, $2.5 million of the credits have an indefinite life and $0.6 million of the credits expire in varying amounts between 2020 and 2023. The Company has U.S. foreign tax credits of $2.5 million which expire in varying amounts between 2020 and 2028. The Company has concluded that these U.S. tax credit carryforwards did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $5.6 million valuation allowance against the related deferred tax assets.

The difference between the Company’s effective income tax amount and the federal statutory amount are reconciled below:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Federal tax (benefit) at statutory rate	$(858)	$1,120	$2,885
Stock based compensation expense	132	184	295
Effect of differences in foreign tax rates	547	2,113	(6,793)
FIN48 reserve	(349)	(1,230)	(1,478)
Change in deferred tax valuation allowance	1,107	(1,679)	5,971
Other	(610)	(886)	383
Total tax expense (benefit)	$(31)	$(378)	$1,263

On June 24, 2011, the Company effected the Merger to reorganize the corporate structure of UTStarcom, Inc., a Delaware corporation incorporated in 1991, and its subsidiaries. The Merger resulted in shares of the common stock of UTStarcom, Inc. being converted into the right to receive an equal number of ordinary shares in our capital, which were issued by us in connection with the Merger. Following the Merger, UTStarcom, Inc. became our wholly-owned subsidiary and the Company became the parent company of UTStarcom, Inc. and its subsidiaries. The Company, together with its subsidiaries, continues to conduct its business in substantially the same manner as was conducted by UTStarcom, Inc. and its subsidiaries. The transaction was accounted for as a legal re-organization of entities under common control.

The China Corporate Income Tax Law (“CIT Law”) became effective on January 1, 2008. Under the CIT Law, China’s dual tax system for domestic enterprises and foreign investment enterprises (“FIEs”) was effectively replaced by a unified system. The new law establishes a tax rate of 25% for most enterprises and a reduced tax rate of 15% for certain qualified high technology enterprises.

The CIT Law provides the reduced 15% enterprise income tax rate for qualified high and new technology enterprises. One of the Company’s China subsidiaries, HUTS, through which the majority of our business in China is conducted obtained the High and New Technology Enterprise Certificate, or (“High-tech Certificate”), from the relevant approval authorities on September 19, 2008, and thereafter were approved to pay CIT at the reduced tax rate of 15%. The approval for the reduced 15% tax rate is valid for three years and applies retroactively from January 1, 2008, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. HUTS’s High-tech Certificate renewal was approved on November 13, 2017, thus the approval extended the reduced 15% tax rate terms for three years from 2017. However, since HUTS is currently in significant loss position, the reduced tax rate will not have a material adverse impact on the business or liquidity until HUTS begin to generate profit and deplete all the net operating loss carry forwards.

As of September 30, 2005, the Company did not believe it was more likely than not that it would generate a sufficient level and proper mix of taxable income within the appropriate period to utilize all the deferred tax assets in China and the United States. As a result of the review undertaken at September 30, 2005, the Company has concluded that it was appropriate to establish a full valuation allowance for the net deferred tax assets in China and the United States wherein the cumulative losses weigh heavily in the overall assessment. The Company has continued to provide full valuation allowances since 2005 as it did not believe it was more likely than not that it would generate sufficient taxable income within the appropriate period to utilize those deferred tax assets.

In 2019, the change in deferred tax valuation allowance of $1.1 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company’s deferred tax assets at December 31, 2019 in the United States and China. In 2018, the change in deferred tax valuation allowance of $1.7 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company’s deferred tax assets at December 31, 2018 in the United States and China. In 2017, the change in deferred tax valuation allowance of $6.0 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company’s deferred tax assets at December 31, 2017 in the United States and China.

In 2019, 2018, and 2017, there was no net income tax benefit related to tax credits due to full valuation allowance applied.